First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2020 (unaudited)

Investments	Shares	Value ($)
COMMON STOCKS - 76.1%

Australia - 0.5%
Newcrest Mining Ltd.	73,169	1,659,175

Belgium - 2.3%
Groupe Bruxelles Lambert SA	76,631	6,908,433

Brazil - 2.1%
Ambev SA, ADR*	1,300,793	2,939,792
Cielo SA*	670,636	469,310
Wheaton Precious Metals Corp.	62,448	3,064,324
		6,473,426
Canada - 5.3%
Agnico Eagle Mines Ltd.	24,517	1,953,369
Barrick Gold Corp.	93,784	2,636,268
Franco-Nevada Corp.	5,501	768,706
Imperial Oil Ltd.	214,873	2,572,247
Nutrien Ltd.	129,752	5,090,171
Power Corp. of Canada	155,231	3,041,551
		16,062,312
Chile - 0.9%
Cia Cervecerias Unidas SA, ADR	202,715	2,629,213

Denmark - 0.2%
ISS A/S*	48,729	641,356

France - 7.9%
Cie de Saint-Gobain*	12,468	522,249
Danone SA	124,593	8,070,518
Laurent-Perrier*	22,658	1,885,891
Legrand SA	20,127	1,603,102
LVMH Moet Hennessy Louis Vuitton SE	724	338,760
Rexel SA*	189,599	2,377,199
Saint Jean Groupe SA*	451	12,796
Sanofi	51,009	5,111,706
Sodexo SA	41,644	2,968,543
Wendel SE	11,759	1,066,677
		23,957,441
Germany - 2.1%
Brenntag AG	20,994	1,334,838
FUCHS PETROLUB SE (Preference)	26,206	1,332,464
HeidelbergCement AG	26,593	1,624,989
Henkel AG & Co. KGaA (Preference)	20,760	2,171,216
		6,463,507
Hong Kong - 4.2%
CK Asset Holdings Ltd.	362,500	1,781,229
Great Eagle Holdings Ltd.	574,814	1,313,903
Guoco Group Ltd.	192,670	2,441,894
Hongkong Land Holdings Ltd.	316,800	1,180,282
Hysan Development Co. Ltd.	428,760	1,289,457
Jardine Matheson Holdings Ltd.	92,080	3,660,327
Jardine Strategic Holdings Ltd.	52,600	1,042,891
		12,709,983
Ireland - 0.5%
CRH plc	38,164	1,376,364

Japan - 20.2%
As One Corp.	18,380	2,633,258
Chofu Seisakusho Co. Ltd.	50,185	1,049,902
Daiichikosho Co. Ltd.	63,630	2,043,632
FANUC Corp.	48,880	9,380,833
Hirose Electric Co. Ltd.	22,380	2,891,617
Hoshizaki Corp.	23,600	1,883,193
Hoya Corp.	13,460	1,519,854
Kansai Paint Co. Ltd.	82,580	2,052,523
Keyence Corp.	7,000	3,272,355
Komatsu Ltd.	94,800	2,082,097
Mitsubishi Electric Corp.	236,000	3,202,333
Mitsubishi Estate Co. Ltd.	371,860	5,632,790
MS&AD Insurance Group Holdings, Inc.	61,600	1,659,702
Nagaileben Co. Ltd.	35,510	1,006,634
Olympus Corp.	21,264	442,201
Secom Co. Ltd.	68,860	6,301,759
Shimano, Inc.	17,160	3,387,301
SK Kaken Co. Ltd.	2,038	753,908
SMC Corp.	6,360	3,547,842
Sompo Holdings, Inc.	156,500	5,402,874
T Hasegawa Co. Ltd.	48,800	981,314
USS Co. Ltd.	10,000	178,934
Yokogawa Electric Corp.	300	4,764
		61,311,620
Mexico - 1.7%
Fomento Economico Mexicano SAB de CV, ADR	36,480	2,049,811
Fresnillo plc	131,376	2,029,234
Industrias Penoles SAB de CV	61,384	991,877
		5,070,922
Netherlands - 0.2%
HAL Trust	4,832	623,802

Norway - 1.1%
Orkla ASA	343,710	3,468,885

Singapore - 1.6%
ComfortDelGro Corp. Ltd.	548,010	569,532
Haw Par Corp. Ltd.	467,913	3,197,309
United Overseas Bank Ltd.	20,400	287,379
UOL Group Ltd.	164,200	806,825
		4,861,045
South Korea - 4.8%
Fursys, Inc.	39,392	959,525
Hyundai Mobis Co. Ltd.	10,761	2,111,135
Kia Motors Corp.	53,315	2,138,035
KT&G Corp.	62,558	4,417,972

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2020 (unaudited)

Investments	Shares	Value ($)
Lotte Confectionery Co. Ltd.	2,996	259,446
Lotte Corp.	17,807	433,913
NAVER Corp.	3,153	801,244
NongShim Co. Ltd.	6,038	1,619,609
Samsung Electronics Co. Ltd. (Preference)	45,094	1,940,891
		14,681,770
Sweden - 2.8%
Industrivarden AB, Class C*	37,233	990,163
Investor AB, Class A	67,037	4,343,442
Investor AB, Class B	20,957	1,368,906
Svenska Handelsbanken AB, Class A*	200,446	1,677,086
		8,379,597
Switzerland - 3.6%
Cie Financiere Richemont SA (Registered)	67,269	4,516,634
Nestle SA (Registered)	54,585	6,496,272
		11,012,906
Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	59,939	4,859,255

Thailand - 0.7%
Bangkok Bank PCL, NVDR	542,705	1,653,619
Thai Beverage PCL	1,194,792	531,597
		2,185,216
Turkey - 0.2%
AG Anadolu Grubu Holding A/S	195,984	479,888

United Kingdom - 8.9%
Berkeley Group Holdings plc	46,754	2,548,690
British American Tobacco plc	194,557	6,979,016
Diageo plc	38,875	1,335,306
GlaxoSmithKline plc	169,713	3,181,695
Great Portland Estates plc, REIT	20,777	160,329
Hiscox Ltd.	192,761	2,224,262
Linde plc	13,458	3,181,886
Lloyds Banking Group plc	5,645,864	1,916,670
TechnipFMC plc	32,464	204,848
Unilever NV	89,925	5,460,909
		27,193,611
United States - 2.7%
Newmont Corp.	77,833	4,938,504
Royal Gold, Inc.	7,833	941,292
Willis Towers Watson plc	11,166	2,331,684
		8,211,480
TOTAL COMMON STOCKS (Cost $174,945,475)		231,221,207

Ounces
COMMODITIES - 12.5%

Gold bullion*
(Cost $17,539,483)	20,049	37,837,737

		Principal Amount ($)
FOREIGN GOVERNMENT SECURITIES - 1.8%

Indonesia - 0.2%
Republic of Indonesia
8.25%, 7/15/2021	IDR	10,534,000,000	732,778

Malaysia - 0.4%
Malaysia Government Bond
3.66%, 10/15/2020	MYR	648,000	156,040
3.42%, 8/15/2022	MYR	4,480,000	1,108,394
			1,264,434
Mexico - 0.4%
Mex Bonos Desarr Fix Rt
6.50%, 6/9/2022	MXN	15,730,000	734,778
8.00%, 12/7/2023	MXN	9,130,000	452,943
			1,187,721
Peru - 0.4%
Republic of Peru
8.20%, 8/12/2026(a)	PEN	3,122,000	1,150,698

Singapore - 0.4%
Republic of Singapore
2.25%, 6/1/2021	SGD	1,581,000	1,173,488

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $5,598,179)			5,509,119

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 9.3%

COMMERCIAL PAPER - 8.3%
BNG Bank NV
0.13%, 10/22/2020(b)	1,667,000	1,666,858
0.13%, 10/23/2020(b)	1,667,000	1,666,850
CenterPoint Energy, Inc.
0.12%, 10/1/2020(b)	2,843,000	2,842,991
Entergy Corp.
0.12%, 10/1/2020(a)(b)	2,882,000	2,881,990
Export Development Corp.
0.09%, 10/13/2020(b)	1,242,000	1,241,969
General Motors Financial Co., Inc.
0.45%, 10/1/2020(b)	6,263,000	6,262,928
Kreditanstalt fuer Wiederaufbau
0.14%, 10/14/2020(b)	2,201,000	2,200,925
Nestle Capital Corp.
0.04%, 10/1/2020(a)(b)	1,053,000	1,052,998
NRW Bank
0.16%, 10/15/2020(a)(b)	1,876,000	1,875,930
Total Capital Canada Ltd.
0.15%, 12/17/2020(b)	1,667,000	1,666,466

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2020 (unaudited)

Investments	Principal Amount ($)	Value ($)
United Parcel Service, Inc.
0.02%, 10/1/2020(a)(b)	1,921,000	1,920,997
TOTAL COMMERCIAL PAPER (Cost $25,280,941)		25,280,902
U.S. TREASURY OBLIGATIONS - 1.0%
U.S. Treasury Bills
0.09%, 10/15/2020(b)	1,500,000	1,499,952
0.09%, 11/10/2020(b)(c)	1,500,000	1,499,862
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,999,797)		2,999,814

	Shares
INVESTMENT COMPANIES - 0.0%(d)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.01% (e) (Cost $1,256)	1,256	1,256

TOTAL SHORT-TERM INVESTMENTS (Cost $28,281,994)		28,281,972

Total Investments - 99.7% (Cost $226,365,131)		302,850,035
Other assets less liabilities - 0.3%		984,786
Net Assets - 100.0%		303,834,821

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at September 30, 2020 amounted to $8,882,613, which represents approximately 2.92% of net assets of the Fund.
(b)	The rate shown was the current yield as of September 30, 2020.
(c)	All or a portion of this security is pledged with the custodian for current or potential holdings of forward foreign currency exchange contracts.
(d)	Represents less than 0.05% of net assets.
(e)	Represents 7-day effective yield as of September 30, 2020.

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2020 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of September 30, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,173,784	EUR	986,000	Goldman Sachs	10/14/2020	$17,456
USD	962,507	GBP	732,000	Goldman Sachs	10/14/2020	17,914
USD	1,588,165	JPY	167,364,000	Goldman Sachs	10/14/2020	1,041
USD	1,299,576	EUR	1,091,000	JPMorgan Chase Bank	11/18/2020	19,164
USD	904,397	GBP	697,000	JPMorgan Chase Bank	11/18/2020	4,810
Total unrealized appreciation						60,385
JPY	167,364,000	USD	1,588,723	Goldman Sachs	10/14/2020	(1,598)
JPY	150,806,000	USD	1,431,782	JPMorgan Chase Bank	11/18/2020	(1,110)
USD	1,421,909	JPY	150,806,000	JPMorgan Chase Bank	11/18/2020	(8,763)
Total unrealized depreciation						(11,471)
Net unrealized appreciation						$48,914

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysia Ringgit
NVDR	Non-Voting Depositary Receipt
PEN	Peruvian Sol
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2020 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.7%
Automobiles	0.7
Banks	1.8
Beverages	3.7
Building Products	0.2
Chemicals	4.4
Commercial Services & Supplies	2.6
Commodities	12.5
Construction Materials	1.0
Diversified Financial Services	5.0
Electrical Equipment	1.6
Electronic Equipment, Instruments & Components	2.0
Energy Equipment & Services	0.1
Entertainment	0.7
Equity Real Estate Investment Trusts (REITs)	0.1
Food Products	6.5
Foreign Government Securities	1.8
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	0.9
Hotels, Restaurants & Leisure	1.0
Household Durables	1.1
Household Products	0.7
Industrial Conglomerates	2.7
Insurance	4.8
Interactive Media & Services	0.3
IT Services	0.2
Leisure Products	1.1
Machinery	5.6
Metals & Mining	6.2
Oil, Gas & Consumable Fuels	0.8
Personal Products	1.8
Pharmaceuticals	3.7
Real Estate Management & Development	4.0
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	1.6
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.6
Textiles, Apparel & Luxury Goods	1.6
Tobacco	3.8
Trading Companies & Distributors	1.2
Short-Term Investments	9.3
Total Investments	99.7%

See Notes to Schedule of Invesments.

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At September 30, 2020, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation and Liquidity Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$41,974,906	$189,246,301 (a)	$–	$231,221,207
Commodities *	–	37,837,737	–	37,837,737
Foreign Government Securities	–	5,509,119	–	5,509,119
Short-Term Investments	1,256	28,280,716	–	28,281,972
Forward Foreign Currency Exchange Contracts**	–	60,385	–	60,385
Total	$41,976,162	$260,934,258	$–	$302,910,420

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(11,471)	$–	$(11,471)
Total	$–	$(11,471)	$–	$(11,471)

(a) The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

† See Schedule of Investments for additional detailed categorizations.

* Represents gold bullion.

** Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s portfolio. For the nine-month period ended September 30, 2020, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $2,308,071 and $13,879,473, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At September 30, 2020, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Derivative Gain (Loss) Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net realized gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$60,385	$11,471	$51,771	$204,210

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2020:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Goldman Sachs	$36,411	$(1,598)	$–	$34,813
JPMorgan Chase Bank	23,974	(9,873)	(9,999)	4,102
Total	$60,385	$(11,471)	$(9,999)	$38,915

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs	$1,598	$(1,598)	$–	$–
JPMorgan Chase Bank	9,873	(9,873)	–	–
Total	$11,471	$(11,471)	$–	$–